Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of September 27, 2012, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

BACKGROUND

A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 10, 2010 (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement.

C. The undersigned Lenders and the Administrative Agent hereby agree to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the undersigned Lenders and the Administrative Agent agree as follows:

1. AMENDMENTS.

(a) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letters, each Compliance Certificate, each Revolving Loan Notice, each Swing Line Loan Notice, any agreement creating or perfecting rights in Collateral pursuant to the provisions of this Agreement, each Guaranty, each Control Agreement, each Security Agreement and each amendment to any of the foregoing.

(b) The second sentence of Section 5.13 of the Credit Agreement is amended in its entirety to read as follows: “As of the Closing Date, the Borrower has no equity investments in any other corporation or entity in excess of 5% of the Equity Interests of such corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.”

(c) Section 7.09 of the Credit Agreement is amended by adding a new clause (iv) to the proviso thereto at the end thereof as follows:

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or (iv) Section 2.6(b) or 2.7 of the Amended and Restated Declaration of Trust by and among Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, Southwestern American Financial Corporation, as Sponsor, and Jerome E. Grabowski and Henry E. Bedford, as Administrators, Dated as of March 1, 2006, as such document is in effect on August 30, 2012 (without giving effect to any subsequent modifications thereof).

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) This First Amendment has been duly authorized, executed and delivered by each of the Borrower and TMK. This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK, enforceable in accordance with their respective terms;

(b) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document (in each case treating this Amendment as a Loan Document), are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this Section 2(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and

(c) no Default has occurred and is continuing.

3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders; and

(b) the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Borrower and TMK.

Notwithstanding the foregoing, the amendment to the Credit Agreement set forth in Section 1(c) above shall become effective only upon the occurrence of the “Closing” under and as defined in the Stock Purchase Agreement by and among Torchmark Corporation, Family Heritage Life Insurance Company of America, Southwestern American Financial Corporation, Family Resources, Inc., Southwestern/Great American, Inc. and Spencer Hays dated as of July 31, 2012.

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4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York, without reference to the conflicts of law principles thereof; provided that the Administrative Agent and each Lender shall retain all rights under federal law. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

9. ENTIRE AGREEMENT. The credit agreement, as amended by this First Amendment, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between the parties. There are no related unwritten oral agreements between the parties.

[signature pages follow]

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IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ Brian Mitchell
Name: Brian Mitchell Title: Executive Vice President

TMK RE, LTD.

By:
Name: Title:

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:
Name: Title:

TMK RE, LTD.

By:	/s/ Carol A. McCoy
Name: Carol A. McCoy Title: Assistant Secretary

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ K. Hanke
Name: Karen Hanke Title: Director

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

BANK OF AMERICA, N.A.

By:	/s/ Jason Cassity
Name: Jason Cassity Title: Director

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

REGIONS BANK

By:	/s/ Richard Prewitt
Name: Richard Prewitt Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

SUNTRUST BANK

By:	/s/ Douglas O’Bryan
Name: Douglas O’Bryan Title: Director

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Evan Glass
Name: Evan Glass Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

COMERICA BANK

By:	/s/ Vontoba Terry
Name: Vontoba Terry Title: Assistant Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

COMPASS BANK (dba BBVA COMPASS)

By:	/s/ Ramon Garcia
Name: Ramon Garcia Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Sarah Bryson
Name: Sarah Bryson Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ James Cribbet
Name: James Cribbet Title: SVP

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

THE BANK OF NEW YORK MELLON

By:	/s/ Adim Offurum
Name: Adim Offurum Title: Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

BOKF, NA DBA Bank of Texas

By:	/s/ David K. Felan
Name: David K. Felan Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

FIRST COMMERCIAL BANK, a Division of Synovus Bank

By:	/s/ W. Spencer Ragland
Name: W. Spencer Ragland Title: Director of Corporate Banking

[Signature Page to First Amendment to Credit Agreement (Torchmark)]

UMB BANK, N.A.

By:	/s/ David A. Proffitt
Name: David A. Proffitt Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement (Torchmark)]